SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2008

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

(Exact name of registrant as specified in charter)

Virginia	000-31711	54-1980794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Tappahannock Blvd., Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-4343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 7.01. Regulation FD Disclosure

The following information and exhibit is being furnished pursuant to Regulation FD.

On May 30, 2008, Community Bankers Acquisition Corp., at its annual meeting of stockholders, its stockholders approved CBAC’s merger with TransCommunity Financial Corporation (“TFC”) (OTCBB: TCYF). The Company also announced that at its special meeting of stockholders, its stockholders approved CBAC’s merger with BOE Financial Services of Virginia, Inc. (“BOE”) (Nasdaq: BSXT). Holders of approximately 75% of CBAC’s outstanding common stock voted in favor of the TFC merger and holders of approximately 63% of CBAC’s outstanding common stock voted in favor of the BOE merger.

Section 9.01—Financial Statements and Exhibits

(c) Exhibits

      99.1    The Corporation’s press release dated May 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

DATE: May 30, 2008	By:	/s/ BRUCE E. THOMAS
Bruce E. Thomas
Secretary, Senior Vice President & Chief Financial Officer